UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(D) OF

THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported): January 1, 2022

REST EZ, INC.

(Exact name of registrant as specified in its Charter)

Wyoming	333-256498	82-4268982
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1398 W. Mason Hollow Dr.

Riverton, UT 84065

Tel.: (801) 300-2542

(Address, including zip code, and Telephone Number, including area code, of Registrant’s Principal Executive Offices)

Capital Administration, LLC

1712 Pioneer Ave. Ste. 115

Cheyenne, WY 82001

Tel.: 307-632-3333

(Name, Address and Telephone Number of Agent for Service)

Copies of communications to:

Keith N. Hamilton-Attorney at Law, PLLC

12401 South 450 East, Suite B1

Draper, UT 84020

Telephone: 801-201-8786

Facsimile: 888-296-8392

E- Mail: keith@knhamilton.com

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 204.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(b))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☐	Smaller reporting company	☒
		Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

The Board of Directors approved on January 1, 2022, the change in auditors from M&K CPAS to Maughan & Associates.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned; thereunto duly authorized, in Salt Lake City, Utah, on this 27th day of January 2022.

REST EZ, INC.

By: /s/ Brandon Sosa
Brandon Sosa
President and Chief Executive Officer